UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022

VULCAN MATERIALS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)

(205) 298-3000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	VMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Suzanne Wood

On February 16, 2022, Vulcan Materials Company (the “Company”) announced that Suzanne H. Wood is retiring as Senior Vice President and Chief Financial Officer of the Company, effective September 1, 2022, for personal reasons.

Promotion of Mary Andrews Carlisle to Senior Vice President and Chief Financial Officer

On February 16, 2022, the Company announced that the board of directors of the Company (the “Board”) had unanimously approved the appointment of Mary Andrews Carlisle, age 41, as Senior Vice President and Chief Financial Officer of the Company, effective September 1, 2022.

Ms. Carlisle has served as the Company’s Vice President, Finance since March 2020. Prior to her current role, Ms. Carlisle had roles of increasing responsibility in the Company’s Finance department since 2006.

In connection with Ms. Carlisle’s appointment as Senior Vice President and Chief Financial Officer, the Board approved the following elements of Ms. Carlisle’s compensation arrangement with the Company, effective September 1, 2022: (i) an annual base salary of $550,000, (ii) a target short-term incentive opportunity of 75% of annual base salary, and (iii) a target long-term incentive award opportunity of 200% of annual base salary.  Ms. Carlisle will continue to be entitled to participate in the health and welfare benefits offered to similarly situated employees of the Company and, effective September 1, 2022, she will become a party to a change of control agreement consistent with that applicable to the Company’s other named executive officers.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated as of February 16, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VULCAN MATERIALS COMPANY

Date: February 16, 2022	By:	/s/ Denson N. Franklin III
	Name:	Denson N. Franklin III
	Title:	Senior Vice President, General Counsel and Secretary